SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                           Proxy Statement Pursuant to
                              Section 14(A) of the
                               Securities Exchange
                                   Act of 1934
                                (Amendment No. )

Filed by the Registrant                      /X/

Filed by a Party other than the Registrant  /  /

Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
    14a-6(e)(2))

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant toss.240.14a-12


                           THE JENSEN PORTFOLIO, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: Common Stock, par value $.001 per share
--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                           The Jensen Portfolio, Inc.
                               2130 Pacwest Center
                              1211 SW Fifth Avenue
                             Portland, OR 97204-3721


                                                                   June 22, 2001

Dear Fellow The Jensen Portfolio, Inc. Shareholder:

     At The Jensen Portfolio, Inc., we continue to devise strategies and implement changes to best serve our shareholders. Last month, for example, we announced the implementation of a Shareholder Servicing Plan to ensure that your needs as a shareholder of the Fund are adequately met. At the same time, we were able to share with you some of the accolades received from The Wall Street Journal, New York Times, Business Week, Mutual Funds, Morningstar.com, Black Enterprise, and Investment Advisor regarding the performance of the Fund.

     We continue to fashion an organization able to outsource critical tasks such as marketing and shareholder services to established experts. The following proposals are a continuation of these efforts. A special meeting of shareholders will be held for the Fund at 3:00 p.m., Pacific Time, on Thursday, July 26, 2001, at the location noted on the enclosed proxy statement. To help you review the issues you are being asked to consider and approve, I would like to highlight the proposed changes.

     Approving the Fund's Board of Directors

     The Fund is asking you to approve its Board of Directors. Currently, the Fund has six board members, three of whom work for Jensen Investment Management, Inc.--the Fund's investment adviser. Recent law changes require certain mutual fund boards to be comprised of a majority of directors who are independent from the investment adviser by July 1, 2002. Federal law also requires that, at all times, at least two-thirds of the board be comprised of directors elected by shareholders. Currently, exactly two-thirds of the Fund's directors have been elected by shareholders. In preparing to meet both of requirements, the Fund's nomination committee (consisting of the Fund's three independent directors) anticipates seeking out a fourth independent director; however, the addition of such a director will reduce the percentage of directors approved by shareholders below the required two-thirds. As a result of these requirements, you are being asked to approve all six directors that would continue to serve on the Fund's board after the shareholder meeting.

     The Ability to Manage the Fund Effectively

     The second proposal is to approve an amended investment advisory agreement that will eliminate the guaranteed expense waiver or reimbursement currently provided to the Fund. Currently, the investment adviser is contracted under the investment advisory agreement to reimburse certain expenses of the Fund if the expenses surpass certain thresholds. This requirement may hinder the investment adviser's ability to effectively perform its duties of managing the Fund and providing competent management staff. The proposed change removes the expense reimbursement language from the investment advisory agreement. The removal of the language does not change the rate of fees currently paid to the investment adviser, but it may change the amount of overall expenses the Fund is subject to pay. Keep in mind, however, that during the last four fiscal years, the Fund's actual expenses have never exceeded the limits stated in the current investment advisory agreement. Furthermore, the management fee rates for the Fund have not been modified since the Fund was started in 1992, and the Fund is not proposing an increase in management fees with this proxy. Management fees support the compensation of portfolio managers and support staff, as well as the ever more complex technology and research needs. The proposed investment advisory agreement will ensure that the investment adviser can continue to meet these needs while preserving its low management fee, which is below the average for similar funds. Finally, the investment adviser has agreed to enter into a separate Expense Waiver and Reimbursement Agreement under which it agrees to limit the expenses of the Fund to 1.40% of the Fund's average daily net asset on an annual basis, which is in line with the industry average. This agreement is a one-year agreement and may be renewed by the Fund's Board of Directors. The Expense Waiver and Reimbursement Agreement does not require shareholder approval.

     12b-1 Fees Will Serve You

     The third proposal is designed to attract additional shareholders in order to spread expenses across a larger asset base. In today's investing world, mutual funds must be able to reach the broadest spectrum of investors. 12b-1 plans provide a method to reimburse financial intermediaries for their marketing and distribution expenses. Therefore, a maximum 12b-1 fee of 0.10% of average daily net assets for all shares of the Fund is being proposed.

     Revisiting the Fund's Fundamental Investment Restrictions

     The last proposal is a proposal to update the Fund's fundamental investment restrictions to allow the Fund to invest in securities in accordance with the Investment Company Act of 1940 and to provide the Fund with more flexibility regarding its cash investments. Currently, the Fund follows a policy that allows it to invest up to 10% of its total assets in cash investments. As the stock market has indicated over the last few months, there are times when cash investments would be more advisable than investing in stocks. The Fund is proposing that the fundamental limitation for investments in cash be raised to 25% of its total assets and changed to a non-fundamental investment restriction. Although changing a non-fundamental investment restriction requires approval from the Fund's Board of Directors, it does not require approval from shareholders before it is changed. The Fund is also proposing that the definition of cash and cash equivalents be revised to include other possible cash investments such as institutional grade paper. Finally, the Fund is suggesting that three other investment restrictions be reworded to provide for any exceptions permitted under the Investment Company Act of 1940.

     YOUR VOTE IS IMPORTANT!

     Please vote by completing, signing and returning the enclosed proxy ballot to us immediately. Or if you choose, you may vote by telephone. Your prompt response will help avoid the cost of additional mailings. If you have any questions, please call your Customer Service Representative at 1-800-221-4384, Monday through Friday, from 9:00 a.m. to 5:00 p.m., Pacific Time.

                                            Sincerely,

                                            /s/ VAL JENSEN
                                            ----------------------
                                            Val Jensen, President


                           The Jensen Portfolio, Inc.
                               2130 Pacwest Center
                              1211 SW Fifth Avenue
                             Portland, OR 97204-3721



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            To be held July 26, 2001

     A Special Meeting of Shareholders (the "Meeting") of The Jensen Portfolio, Inc. (the "Fund") will be held at the Multnomah Athletic Club, 1849 SW Salmon Street, Portland, Oregon 97207-0390 on Thursday, July 26, 2001, at 3:00 p.m., Pacific Time, for the following purposes:

(1) To elect six Directors of the Fund to hold office until their respective successors have been duly elected and qualified;

(2) To approve an amended Investment Advisory Agreement between the Fund and Jensen Investment Management, Inc.;

(3) To approve the institution of a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940;

(4) To approve revisions to six of the Fund's fundamental policies and to make two of the Fund's fundamental policies non-fundamental policies;

(5) To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors of the Fund recommends that you vote in favor of each proposal.

     The Board of Directors has fixed the close of business on June 15, 2001 as the record date (the "Record Date") for determining the shareholders who are entitled to receive notice of the Meeting and to vote their shares at the Meeting or any adjournments or postponements thereof. You are entitled to cast one vote for each full share and a fractional vote for each fractional share that you own on the Record Date.


                                                              /s/ GARY HIBLER
                                                              ----------------
                                                              Gary W. Hibler
                                                              Secretary
Portland, Oregon
June 22, 2001

     Your vote is important. Whether or not you intend to attend the Meeting, please fill in, date, sign and promptly return the enclosed proxy card in the postage paid return envelope provided in order to avoid the additional expense of further proxy solicitation and to ensure that a quorum will be present at the meeting. Your proxy is revocable at any time before its use. You may also vote by telephone by calling 1-800-690-6903.



                              Questions and Answers

What proposals am I being asked to vote on?

     You are being asked to vote on the following proposals:

     1.   The election of six Directors of the Fund

     2.   To approve an amended Investment Advisory Agreement

     3.   To approve a Distribution Plan (12b-1 Plan)

     4. To approve changes to six of the Fund's fundamental investment restrictions

Has the Board of Directors approved the Proposals?

     Yes. The Board of Directors unanimously approved these proposals on June 14, 2001 and June 21, 2001, and recommends that you vote to approve each proposal.


Why is the Fund having a Shareholder Meeting?

     Under federal law, the Fund, as an investment company, must elect directors so that at least two-thirds of the directors have been elected by shareholders. The Fund anticipates appointing a new independent director within the next year, which would put the Fund out of compliance with this law. The Fund must also obtain your approval to amend the Investment Advisory Agreement, to implement a Distribution Plan under Rule 12b-1 and to make certain changes to some of its fundamental investment restrictions.


When and where will the Shareholder Meeting be held?

     The Shareholder Meeting will be held on July 26, 2001 at the Multnomah Athletic Club, 1849 SW Salmon Street, Portland, Oregon 97207-0390.

Why does the Fund need to revise its investment advisory agreement?

     The Investment Company Act of 1940 (the "1940 Act") requires that shareholders approve any material changes to investment advisory agreements. The directors of the Fund agree with the investment adviser that the investment advisory agreement should provide the investment adviser with more flexibility by removing specific reimbursement language from the agreement and creating a separate one-year Expense Waiver and Reimbursement Agreement that does not require shareholder approval. The Expense Waiver and Reimbursement Agreement would have a different expense "cap" or limitation than that in the original investment advisory agreement. This change may enable the Fund's investment adviser to manage the Fund more efficiently by allocating additional resources to technology and research needs and compensating portfolio managers and support staff.

Will the Fund pay greater management fees to the adviser?

     No. The proposed revised investment advisory agreement is identical to the current investment advisory agreement, except that the expense waiver language has been removed. Under the current investment advisory agreement, the investment adviser must absorb a portion of the Fund's expenses if the expenses exceed certain thresholds. Such requirements could potentially restrict the investment adviser's ability to adequately service the Fund. The proposed revised agreement will no longer require the investment adviser to provide any waiver or reimbursement to the Fund. Similar provisions will be enforced under a separate agreement; however, the waiver or reimbursement requirements will be at different threshold levels than those in the current investment advisory agreement and will only be in effect for one year. Removing the expense waiver or reimbursement language from the investment advisory agreement could require the Fund as a whole to pay for more of its own expenses, but the management fee rates paid to the investment adviser will remain unchanged. Furthermore, during the last four fiscal years, the Fund's actual expenses have never exceeded the limits provided for in the current investment advisory agreement and do not exceed the limits provided for under the proposed Expense Waiver and Reimbursement Agreement.

Why does the Fund need a Distribution Plan?

     The directors are aware that attracting more shareholders to the Fund will help spread the expenses of the Fund across a larger asset base. Implementing a Distribution Plan will provide the Fund with a means to actively market the Fund to potential new shareholders. With a Distribution Plan in place, broker-dealers and other financial institutions can be reimbursed directly from the Fund's assets for their marketing and distribution expenses. The 1940 Act requires shareholder approval of a Distribution Plan implemented in accordance with Rule 12b-1 under the 1940 Act.

Why should certain fundamental investment restrictions of the Fund's be changed?

     The 1940 Act requires shareholder approval for any changes to policies considered "fundamental." One of the Fund's policies limits the Fund's cash and cash equivalent investments to 10 percent of its assets. This amount prevents the investment adviser from being as flexible as it would like when making investment decisions in your best interest. Increasing this limit to 25% of Fund's assets will enhance the investment adviser's flexibility in making investment decisions. Furthermore, the investment adviser desires increased flexibility in its choices of cash vehicles. The current definition of cash and cash equivalents is too exclusive, limiting the Fund's options. The Fund's Board of Directors believes it would be in the best interest of shareholders to expand the definition of cash and to change this fundamental policy to a non-fundamental policy, allowing the Board of Directors to monitor and make any changes to the amount of the Fund's cash investments without shareholder approval.

     The Board of Directors also agreed that three of the Fund's other fundamental investment restrictions should be reworded to allow for any exceptions available under the 1940 Act. Specifically, the Fund's fundamental investment restrictions prohibit the Fund from (1) borrowing money; (2) making loans; and (3) investing in other investment companies. The Board of Directors would still like to generally prohibit these types of investments practices; however, in the event the Fund would need to do so, the Board would recommend that the Fund be permitted to engage in such activities in accordance with the 1940 Act.

How do I vote my shares?

     You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. You may also vote your shares by phone at 1-800-690-6903. If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call the Fund at 1-800-221-4384.

                           The Jensen Portfolio, Inc.
                               2130 Pacwest Center
                              1211 SW Fifth Avenue
                             Portland, OR 97204-3721

                                 PROXY STATEMENT

GENERAL INFORMATION:

     The Board of Directors of The Jensen Portfolio, Inc., an Oregon corporation (the "Fund"), are soliciting your proxy for use at a Special Meeting of Shareholders or any adjournment thereof (the "Meeting"), to be held at the Multnomah Athletic Club, 1849 SW Salmon Street, Portland, Oregon 97207-0390 on Thursday, July 26, 2001, at 3:00 p.m., Pacific Time, to approve proposals that have already been approved by the Fund's Board of Directors (the "Board"). For your convenience, we have divided this proxy statement into four parts:

                  Part 1-- An Overview
                  Part 2-- The Proposals
                  Part 3-- More on Proxy Voting
                  Part 4-- Additional Information

     Your vote is important! You should read the entire proxy statement before voting. If you have any questions, please call the Fund at 1-800-221-4384. Even if you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Meeting in person. Management of the Fund ("Management") expects to solicit proxies principally by mail, but Management, or agents appointed by Management, may also solicit proxies by telephone or personal interview. Automatic Data Processing, Inc. has been retained to serve as the Fund's proxy solicitor. If solicitation is required, ADP will be paid proxy solicitation fees of approximately $3,000. The costs of solicitation will be borne by the Fund. If the Fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

     We began mailing this Notice of Annual Meeting, Proxy Statement and Proxy Card to shareholders of record on or about June 26, 2001.

     The Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Website that contains information about the Fund (www.sec.gov). Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington DC 20549. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington DC 20549, at prescribed rates.

     A copy of the Fund's Annual Report for the fiscal year ended May 31, 2001 has been included with this mailing. For an additional free copy of the Fund's Annual Report for the fiscal year ended May 31, 2001, and the Fund's Semi-Annual Report for the six months ended November 30, 2000, call 1-800-221-4384 or write to The Jensen Portfolio c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701. These reports are also available on the SEC's Website, www.sec.gov.


PART 1 - AN OVERVIEW

     This Proxy Statement is being furnished by the Board in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting of its shareholders, or any adjournment thereof, to be held at the Multnomah Athletic Club, 1849 SW Salmon Street, Portland, Oregon 97207-0390 on Thursday, July 26, 2001, at 3:00 p.m., Pacific Time.

     The Board of Directors has fixed the close of business on June 15, 2001 as the record date (the "Record Date") for determining the shareholders who are entitled to notice of the Meeting and to vote their shares at the Meeting or any adjournments or postponements thereof. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

     The Fund is a registered investment company organized as an Oregon corporation. The Fund's mailing address is The Jensen Portfolio c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701. The Fund commenced operations on August 3, 1992.


PART 2 - THE PROPOSALS

                                   PROPOSAL 1
                            THE ELECTION OF DIRECTORS

     The persons named as proxies on the proxy card enclosed with this Proxy Statement intend to vote at the Meeting for the election of the nominees named below (the "Nominees") to serve as Directors of the Fund until the next annual meeting or until their successors are duly elected and qualified. All of the nominees are now serving on the Fund's Board.

     Four of the Nominees--Norman Achen, Val Jensen, Gary Hibler and Robert Zagunis--were previously elected as a director of the Fund by the Fund's shareholders at a meeting of shareholders held on September 12, 1994. The other two Nominees--Roger Cooke and Robert Harold-were elected by the Board on June 25, 1999 and September 19, 2000, respectively. Each Nominee has consented to be named in this Proxy Statement and has agreed to serve if elected. If any Nominee should be unable to serve, an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating Committee and Management.


Information Concerning Nominees

     The following tables set forth the ages, positions and offices with the Fund, principal occupation or employment during the past five years and other directorships, if any, of each Nominee. The first table provides the information for the independent directors. The second table provides the information of the interested directors as defined by the Investment Company Act of 1940 (the "1940 Act"). The Jensen Portfolio, Inc. only consists of one portfolio, which is overseen by all of the directors.


                              Independent Directors

----------------------- ------- ----------------------- ------------------------------------------------------------
     Name                 Age      Positions with the    Principal Occupation or Employment; Other Directorships
                                       Fund
----------------------- ------- ----------------------- ------------------------------------------------------------
Norman W. Achen         79      Independent Director    President of N.W. Achen Professional Corporation, a
                                since 1992              consulting firm, (1980 - present); Chairman and CEO of the
                                                        Achen Group, a healthcare investment and management
                                                        consulting firm, (1992 - 2001); Consultant of
                                                        Nichols Institute, Inc. (1981 - 1993); Director
                                                        of Nichols Institute, Inc. (1991 - 1993);
                                                        Founder and Chairman of Overland Bank in Temecula, California
                                                        (1982 - 1991).
----------------------- ------- ----------------------- ------------------------------------------------------------
Roger A. Cooke          53      Independent Director    Vice President - Regulatory and Legal Affairs of Precision
                                since 1999              Castparts Corp., a worldwide manufacturer of complex metal components and products, (2000 - present); Executive Vice President
                                                        - Regulatory and Legal Affairs of Fred Meyer, Inc., a retail grocery and general merchandise company, (1992 - 2000);
                                                        Deputy General Counsel and Secretary of Pan American World Airways,
                                                        Inc. (1981 - 1990); Senior Vice President and General Counsel of
                                                        Pan American World Airways, Inc. (1990 - 1992).
----------------------- ------- ----------------------- ------------------------------------------------------------
Robert E. Harold        53      Independent Director    Global Brand Controller for Nike, Inc. (shoes and apparel
                                since 2000              company), (1996, 1997, 2000 - present); CFO (interim) for
                                                        Nike, Inc. (1998, 1999); Director for StoriedLearning,
                                                        Inc., an electronic learning company, (2000 - present);
                                                        Director, St. Mary's Academy, a non-profit high school,
                                                        (2000 - present).
----------------------- ------- ----------------------- ------------------------------------------------------------



                              Interested Directors*

----------------------- ------- ----------------------- ------------------------------------------------------------
         Name            Age      Positions with the    Principal Occupation or Employment; Other Directorships
                                         Fund
------------------------ ------ ----------------------- ------------------------------------------------------------
Gary W. Hibler, Ph.D.    57     Director and Secretary  President of Jensen Investment Management (1994 -
                                                        present); Secretary of Jensen Investment Management (1994
                                                        - 1999); Director of Operations of Nichols Institute,
                                                        Inc., San Juan Capistrano, California, a publicly held
                                                        health care company (1987 - 1991); President, Chief
                                                        Executive Officer and a director of Medlab, Inc. of
                                                        Portland, Oregon, a clinical laboratory (1974 - 1986)
----------------------- ------- ----------------------- ------------------------------------------------------------
Val E. Jensen           72      Director and            Chairman and Director of Jensen Investment Management,
                                President               Inc., (1988 - present); President and Director of The
                                                        Jensen Portfolio, Inc., (1992 - present); President of
                                                        Jensen Securities Co., a registered securities brokerage
                                                        firm, (1983 - 1990); President of Charter Investment
                                                        Group, a registered securities brokerage firm, (1977 -
                                                        1983).
----------------------- ------- ----------------------- ------------------------------------------------------------
Robert F. Zagunis       47      Director and Vice       Principal of Jensen Investment Management, Inc., 1993 -
                                President               present; Vice President of The Jensen Portfolio, 1993 -
                                                        Present; Director, WorldVoice.com, Inc. (an internet
                                                        telecommunications company), January 2001 - present; Director,
                                                        Audio & Media, Inc. (a digital audio service provider),
                                                        January 2001 - present; Vice President and Loan Officer of The Bank of
                                                        California (1987 - 1993).
----------------------- ------- ----------------------- ------------------------------------------------------------

*The individuals in this table are each "interested persons" of the Fund within the meaning of the 1940 Act. None of these directors receives director fees, salaries, pension or retirement benefits from the Fund.

     The Fund's Board held five meetings during the fiscal year ended May 31, 2001 and each nominee attended at least 75% of these meetings.

     The Bylaws of the Fund provide that the Fund will indemnify its officers and Directors to the extent and subject to the conditions prescribed by the Oregon Business Corporation Act, the 1940 Act, and the rules and regulations thereunder, and subject to such other conditions as the Board of Directors may in its discretion impose.

     To the extent permitted by the Oregon Business Corporation Act, the 1940 Act, and the rules and regulations thereunder, the Fund may purchase and maintain on behalf of any person who may be indemnified under the Bylaws, insurance covering any risks in respect of which he may be indemnified by the Fund.


Compensation of and Transactions with Executive Officers and Directors

     The following tables describe the compensation paid from the Fund during the last fiscal year to each director and Nominee.


                             Independent Directors

---------------------- -------------------- -------------------------------- -------------------------
       Name of Person  Total Compensation   Pension or Retirement Benefits       Estimated Annual
                            From Fund           Accrued as Part of Fund      Benefit Upon Retirement
                                                      Expenses
---------------------- -------------------- -------------------------------- -------------------------
Norman W. Achen              $7,250                      None                          None
---------------------- -------------------- -------------------------------- -------------------------
Roger A. Cooke               $7,250                      None                          None
---------------------- -------------------- -------------------------------- -------------------------
Robert E. Harold             $6,750                      None                          None
---------------------- -------------------- -------------------------------- -------------------------
Louis B. Perry*              $4,500                      None                          None
---------------------- -------------------- -------------------------------- -------------------------

* Louis Perry is a director emeritus as he resigned as a director of the Fund in December 2000 and has not received compensation from the Fund since then. Mr. Perry has no voting power as a director emeritus and as such is not considered to be a "director" under the 1940 Act standards. Mr. Perry is not a Nominee.



                              Interested Directors

---------------------- -------------------- -------------------------------- -------------------------
       Name of Person  Total Compensation   Pension or Retirement Benefits       Estimated Annual
                            From Fund           Accrued as Part of Fund      Benefit Upon Retirement
                                                      Expenses
---------------------- -------------------- -------------------------------- -------------------------
Gary W. Hibler                None                       None                          None
---------------------- -------------------- -------------------------------- -------------------------
Val E. Jensen                 None                       None                          None
---------------------- -------------------- -------------------------------- -------------------------
Robert F. Zagunis             None                       None                          None
---------------------- -------------------- -------------------------------- -------------------------


Security Ownership of Officers and Directors and Nominees

     The following tables set forth information as of May 31, 2001, with respect to beneficial ownership of the Fund's Common Stock, par value $0.001 per share, by directors individually and officers and directors as a group.


                              Independent Directors

----------------------------- ---------------------------- --------------------------- ----------------------------
      Name of Director          Dollar Amount of Equity       Number of Shares and         Percentage of Total
                                Securities in the Fund        Nature of Beneficial        Outstanding Shares of
                                                                   Ownership                  Common Stock
----------------------------- ---------------------------- --------------------------- ----------------------------
Norman W. Achen                        $362,408                     16,832.7                      0.79%
----------------------------- ---------------------------- --------------------------- ----------------------------
Roger A. Cooke                         $257,634                     11,966.3                      0.56%
----------------------------- ---------------------------- --------------------------- ----------------------------
Robert E. Harold                       $ 49,091                      2,280.1                      0.11%
----------------------------- ---------------------------- --------------------------- ----------------------------


                          Interested Officers/Directors

----------------------------- --------------------------- -------------------------- --------------------------
Name of Director or Officer    Dollar Amount of Equity      Number of Shares and        Percentage of Total
                                Securities in the Fund      Nature of Beneficial       Outstanding Shares of
                                                                  Ownership                Common Stock
----------------------------- --------------------------- -------------------------- --------------------------
Gary W. Hibler                         $768,755                   35,706.2                     1.68%
----------------------------- --------------------------- -------------------------- --------------------------
Val E. Jensen                          $ 96,957                    4,503.4                     0.21%
----------------------------- --------------------------- -------------------------- --------------------------
Robert F. Zagunis                      $  2,801                      130.1                     0.01%
----------------------------- --------------------------- -------------------------- --------------------------


                 Total For All Officers and Directors as a Group

----------------------------- --------------------------- -------------------------- --------------------------
                               Dollar Amount of Equity      Number of Shares and        Percentage of Total
                                Securities in the Fund      Nature of Beneficial       Outstanding Shares of
                                                                  Ownership                Common Stock
----------------------------- --------------------------- -------------------------- --------------------------
Total (as a group)                    $1,537,646                  71,418.8                     3.35%
----------------------------- --------------------------- -------------------------- --------------------------

     Directors are elected by the affirmative vote of a plurality of the shares present in person or by proxy at the Meeting. A plurality of shares is the number of votes cast for a winning Nominee if this number is less than a majority, but more than that cast for any other Nominee.

               The Board of Directors recommends that you vote FOR election of each of the Nominees under Proposal 1.



                                   PROPOSAL 2
             THE APPROVAL OF A REVISED INVESTMENT ADVISORY AGREEMENT


General Information

     The Board, including a majority of the independent directors, none of whom has any direct or indirect financial interest in the Advisory Agreement, is asking shareholders of the Fund to approve an amended Advisory Agreement (the "Proposed Advisory Agreement") with the Fund's investment adviser, Jensen Investment Management, Inc. (the "Adviser"). As explained in more detail below, the primary change to the Advisory Agreement is to remove the Adviser's guarantee that operating expenses will not exceed certain limits. This change is intended to give the Adviser the financial ability to serve the Fund better. The Adviser, located at 2130 Pacwest Center, 1211 SW Fifth Avenue, Portland, Oregon 97204-3721, serves as the Fund's investment adviser pursuant to a Restated Investment Advisory and Service Contract dated July 13, 1993, (the "Current Advisory Agreement"). The Adviser is registered with the SEC under the Investment Advisers Act of 1940. As of May 31, 2001, the Adviser managed assets totaling approximately $200 million. The Current Advisory Agreement was last submitted to the Fund's public shareholders for approval at the 1993 annual shareholder meeting. The purpose of the 1993 shareholder vote on the Current Advisory Agreement was to approve a change to the agreement, which reflected the termination of an affiliated distributor. The agreement was changed at that time to reflect the Adviser as providing distribution services on behalf of the Fund.

     The Current Advisory Agreement continues in effect from year to year if such continuance is specifically approved at least annually either (i) by the Board of Directors of the Fund, or (ii) by vote of a majority of the outstanding voting securities of the Fund; provided that, in either event, continuance is also approved by a majority of the Fund's directors who are not parties to the Current Advisory Agreement, or "interested persons" of the parties to the Current Advisory Agreement, at a meeting called for the purpose of voting on such approval.

     As of May 31, 2001, the officers and directors of the Adviser, which are all located at 2130 Pacwest Center, 1211 SW Fifth Avenue, Portland, Oregon 97204-3721, are listed below with their ownership interest in the Adviser:


----------------------------- --------------------------- -------------------------- --------------------------
Name                          Position with Adviser       Principal Occupation         Percent Ownership of
                                                                                      Total Outstanding Stock
----------------------------- --------------------------- -------------------------- --------------------------
Val E. Jensen                 Chairman, Principal and     Chairman and Principal              36.64%
                              Director                    of the Adviser
----------------------------- --------------------------- -------------------------- --------------------------
Gary W. Hibler                President, Principal and    President and Principal             24.61%
                              Director                    of the Adviser
----------------------------- --------------------------- -------------------------- --------------------------
Robert F. Zagunis             Vice President, Principal   Vice President and                  18.93%
                              and Director                Principal of the Adviser
----------------------------- --------------------------- -------------------------- --------------------------
Robert G. Millen              Principal and Director      Principal of the Adviser            15.00%
----------------------------- --------------------------- -------------------------- --------------------------
David S. Davies               Principal, Treasurer and    Principal of the Adviser             1.67%
                              Secretary
----------------------------- --------------------------- -------------------------- --------------------------

     Shareholders must approve any material change to the Current Advisory Agreement. Accordingly, at the Meeting, shareholders are being asked to approve a Proposed Advisory Agreement between the Fund and the Adviser. The Board, including a majority of the independent directors, approved the Proposed Advisory Agreement at a meeting held on June 14, 2001. A form of the Proposed
Advisory Agreement is attached as Appendix A. The Fund will not pay any additional advisory or management fees under the Proposed Advisory Agreement. If approved, the Adviser will have the same duties and responsibilities and will receive the same compensation under the Proposed Advisory Agreement as it does under the Fund's current investment advisory agreement. If the Proposed Advisory Agreement is approved, however, the Fund may pay more in expenses (although in each of the last four fiscal years, the Fund's expenses have not exceeded the expense levels set forth in the Current Advisory Agreement).

The Current Advisory Agreement

     Under the Current Advisory Agreement, the Adviser provides research, advice and supervision with respect to the management of the Fund's portfolio of investments, determines which securities are to be purchased and sold, and places orders for the purchase and sale of portfolio securities. The Adviser furnishes, for the use of the Fund, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund, maintaining its organization and assisting in providing shareholder communications and information services. The Adviser pays the salaries and expenses of officers and directors of the Fund who are "interested persons" of the Fund. The Adviser also pays the marketing expenses of the Fund, including the cost of printing and delivering prospectuses to prospective shareholders. Messrs. Val Jensen, Gary Hibler and Robert Zagunis who are all officers of the Adviser are also officers of the Fund and, subject to the authority of the Board of Directors, are responsible for the overall management of the Fund's business.

     All other expenses incurred in the operation of the Fund are paid by the Fund. These expenses include taxes; interest; brokerage fees and commissions; fees and expenses of directors who are not "interested persons" of the Fund; SEC filing and qualification fees and state securities law qualification fees; fees of the Adviser and of the transfer agent; certain insurance premiums; outside auditing and legal expenses; and costs of corporate existence, providing investor services and corporate reports, and holding corporate meetings; costs of preparing, printing and distributing prospectuses for regulatory purposes and for distribution to existing shareholders of the Fund; dues and fees for trade organizations; administrative expenses; and any extraordinary expenses.

     For the services provided by the Adviser under the Current Advisory Agreement, the Adviser receives a monthly fee at the annual rate of 0.50 % of the Fund's average daily net assets. The investment advisory fee is calculated and accrued daily, and the amounts of the daily accruals are paid monthly. The aggregate amount of fees paid to the Adviser during the fiscal year ended May 31, 2001 was $186,250.

     The Current Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or general disregard for its obligations thereunder, the Adviser is not liable for any act or omission in the course of or in connection with the rendering of services under the Current Advisory Agreement. The Current Advisory Agreement does not restrict the ability of the Adviser to act as investment adviser for any other person, firm or corporation, including other investment companies. (The Adviser does not advise any other mutual fund at this time.)

     The Current Advisory Agreement is terminable without penalty, on not less than 60 days' written notice, by the Board of Directors of the Fund or by vote of the holders of a majority of the Fund's shares, or upon not less than 60 days' written notice by the Adviser. The Current Advisory Agreement terminates automatically upon "assignment" (as defined in the 1940 Act). In addition, the Current Advisory Agreement provides that in the event of a material change in the management or ownership of the Adviser, whether caused by death, disability or otherwise, the Fund's Board is required to meet as soon as practicable after such event to consider whether another investment adviser should be selected for the Fund. In such event, the Current Advisory Agreement may be terminated without any prior notice. The Current Advisory Agreement also requires that the Adviser notify the board of Directors of the Fund in the event the Adviser learns that it or any of its officers or directors has taken any action that results in a breach of the Adviser's covenants set forth in the Current Advisory Agreement. In such event the Fund's Board may terminate the Current Advisory Agreement without any prior notice.

     Under the Current Advisory Agreement, the Adviser has guaranteed that operating expenses payable by the Fund will not exceed specified levels in any fiscal year. If the Fund's regular operating expenses exceed the limit referenced in the Current Advisory Agreement and reprinted below, the Adviser will reduce its management fee, or reimburse the Fund for expenses payable to third parties, in an amount equal to the excess. In addition, at its discretion, the Adviser may voluntarily reduce its management fee or reimburse the Fund, in order to maintain the Fund's expenses at lower levels.

         Specifically, the Current Advisory Agreement reads in pertinent part as follows:

               For purposes of the first paragraph of this Section 4, should any such applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, the record dates for which fall on or prior to the last day of such fiscal year, and dividends from common and preferred stock in the Fund's portfolio including all dividends paid or receivable up to and including the last day of the Fund's fiscal year, but shall not include gains from the sales of securities.

               If the Fund's regular operating expenses in any fiscal year exceed the applicable limit specified below (expressed as a percentage of average daily net assets of the Fund on an annual basis), the Adviser will reduce its management fee or reimburse the Fund in an amount equal to the amount of the excess:

                          Average Daily Net                   Annual
                         Assets for the Year              Expense Limit
                  ---------------------------------- -------------------------
                  $     100,000 - $  10,000,000               2.00%
                  $  10,000,001 - $  15,000,000               1.75%
                  $  15,000,001 - $  25,000,000               1.50%
                  $  25,000,001 - $  50,000,000               1.25%
                  $  50,000,001 - $ 100,000,000               1.00%
                  $ 100,000,001 and above                     0.75%

               Any reduction in management fees or reimbursement of expenses by the Adviser required by this Section 4 shall be computed and accrued daily, paid monthly and adjusted annually on the basis of the Fund's average daily net assets for the year. Should two or more such expense limitations be applicable as of the end of the last business day of the fiscal year, that expense limitation which results in the largest reduction in the Adviser's fee shall be applicable.

     The Adviser has not waived any of its management fees or voluntarily reimbursed the Fund for any expenses during the last four fiscal years because the Fund's expenses fell below the annual expense limit noted above. For example, for the fiscal year ended May 31, 2001, the Fund's net assets at the end of the period were $46,119,413 and the Fund's actual expenses were 0.95%. (See Annual Fund Operating Expenses fee table in Proposal 3.)

Portfolio Transactions

     The Adviser determines which brokers will execute purchases and sales of portfolio securities. When placing purchase and sale orders, the Adviser seeks to obtain the best net results for the Fund, taking into account all factors it deems relevant, including, by way of illustration, price (including the applicable brokerage commission or dealer spread); the size of the transaction; the nature of the market for the security; the difficulty of execution; the timing of the transaction, taking into account market prices and trends; the reputation, experience and financial stability of the broker involved; and the quality of service rendered by the broker in other transactions. The Fund does not have any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. However, the Adviser has selected a broker through which most of its transactions are effected. No director or officer of the Fund has any material direct or indirect interest in any broker that effects portfolio securities on behalf of the Fund. During the fiscal year ended May 31, 2001, the Fund paid brokerage commissions of $7,538.

     Although the Adviser may place brokerage business with firms that provide research, market and statistical services to the Adviser, the Fund does not pay any such broker an amount of commission for effecting a securities transaction in excess of the amount of commission that such broker would have received if such research services had not been provided. Similarly, the Fund does not "pay-up" for research services in principal transactions. In other words, the Adviser does not engage in any "soft-dollar" arrangements.

Description of the Proposed Advisory Agreement

     The terms of the Proposed Advisory Agreement (including the investment advisory fee) are identical to the terms of the Current Advisory Agreement, except the Proposed Advisory Agreement will not require expense reimbursement from the Adviser.

     A copy of the Proposed Advisory Agreement is attached to the Proxy Statement as Appendix A. The description of the Proposed Advisory Agreement that follows is qualified in its entirety by reference to Appendix A.

     Under the Proposed Advisory Agreement, the Adviser would continue to provide research, advice and supervision with respect to the management of the Fund's portfolio of investments, determine which securities are to be purchased and sold, and place orders for the purchase and sale of portfolio securities. The Adviser would also pay the marketing expenses of the Fund, including the cost of printing and delivering prospectuses to prospective shareholders to the extent not covered by the Distribution Plan (12b-1 Plan) discussed below in Proposal 3. All other expenses incurred in the operation of the Fund would continue to be paid by the Fund.

     Under the Proposed Advisory Agreement, the Adviser would still be entitled to receive a monthly fee at the annual rate of 0.50% of the Fund's average daily net assets. The investment advisory fee would continue to be calculated and accrued daily, and the amounts of the daily accruals are paid monthly.

     The primary difference between the Proposed Advisory Agreement and the Current Advisory Agreement, is that the Adviser would no longer guarantee in the Proposed Advisory Agreement that certain expenses payable by the Fund will not exceed specified levels in any fiscal year. The Fund will be responsible for paying all expenses it incurs throughout the year, which could potentially cause the Fund to pay more expenses than it has grown accustomed to paying.

     To address this potential effect of more expenses being paid by the Fund, the Adviser has agreed to enter into a separate Expense Waiver and Reimbursement Agreement with the Fund. Under such an agreement, if the Fund's regular operating expenses exceed 1.40% of the Fund's average daily net asset on an annual basis, the Adviser will reduce its management fee, or reimburse the Fund for expenses payable to third parties, in an amount equal to the excess. In addition, at its discretion, the Adviser may voluntarily reduce its management fee or reimburse the Fund, in order to maintain the Fund's expenses at lower levels. If the Proposed Advisory Agreement is approved, this separate Expense Waiver and Reimbursement Agreement will take effect for one year from August 1, 2001 through July 31, 2002. Although there is no assurance that this agreement will continue past July 31, 2002, the Board of Directors presently intends to request renewal of the Expense Waiver and Reimbursement Agreement from the Adviser. This agreement does not require approval of shareholders.

     The Proposed Advisory Agreement will be dated August 1, 2001 (or as soon as practicable thereafter). The Proposed Advisory Agreement would continue in effect for one year from August 1, 2001 and thereafter would continue from year to year provided such continuance is specifically approved at least annually (i) by the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act, entitled to vote at the Annual Meeting or by its Board or (ii) by the vote of a majority of the Directors of the Fund who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser. The Proposed Advisory Agreement is terminable on 60 days' written notice by any party thereto and will terminate automatically if assigned.

     The Proposed Advisory Agreement also expressly permits the directors to approve an amendment to the Proposed Advisory Agreement unless shareholder approval is required under the 1940 Act. This change to the Proposed Advisory Agreement is permitted by current law.

The Evaluation by the Board of Directors

     At a meeting held on June 14, 2001, the directors of the Fund considered information with respect to whether the Proposed Advisory Agreement with the Adviser was in the best interests of the Fund and its shareholders. After consideration, the directors decided to recommend that the Fund's shareholders vote to approve the Proposed Advisory Agreement. In coming to this recommendation, the Directors considered a wide range of information about the Adviser and the Fund, of the type normally considered when determining whether to continue a Fund's advisory agreement as in effect from year to year.

     The Directors considered information about, among other things:

o the Adviser, its business organization, financial resources, personnel (including particularly those personnel with responsibilities for providing services to the Funds), and investment process;

o    the terms of the Proposed Advisory Agreement;

o the scope and quality of the services that the Adviser provides to the Fund;

o the Fund's investment performance and the performance of similar funds managed by other advisers;

o the advisory fee rates payable to the Adviser by the Fund and by other client accounts managed by the Adviser, and payable by similar funds managed by other advisers;

o the total expense ratio of the Fund and of similar funds managed by other advisers;

o the Adviser's practices regarding the selection and compensation of broker-dealers that execute portfolio transactions for the Fund, and the allocation of transactions among the Fund and other investment accounts managed by the Adviser;

     In addition to reviewing these kinds of information, which the directors regularly consider on an annual or more frequent basis, the directors gave particular consideration to matters relating to certain aspects of the Fund, including:

o the fact that the advisory fee rates have not been modified since the Fund was started in 1992 and the Adviser was not requesting an increase in fees at this time;

o the need of the Adviser to continue to support the compensation of portfolio managers and support staff, as well as the ever more complex technology and research needs;

o that the Adviser has entered into a one-year Expense Waiver and Reimbursement Agreement with the Fund agreeing to reduce its management fee or reimburse the Fund for expenses that exceed 1.40% of the Fund's average daily net asset on an annual basis in an amount equal to the excess, which is in line with the industry average; and

o    that the Fund generally seeks to maintain low portfolio turnover.

     Based upon its review, the Board of the Fund concluded that the Proposed Advisory Agreement with the Adviser is reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided in the Proposed Advisory Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     Approval of the Proposed Advisory Agreement requires the affirmative vote of the holders of (i) 67% of the Fund's voting securities, as defined in the 1940 Act, present and entitled to vote at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy at the Meeting or (ii) a majority of the Fund's outstanding voting securities, whichever is less.

 The Board of Directors of the Fund recommends that you vote FOR approval of the amended investment advisory agreement under Proposal 2.


                                   PROPOSAL 3
              TO APPROVE A DISTRIBUTION PLAN PURSUANT TO RULE 12B-1

General Information

     The Board, including a majority of the independent directors, none of whom has any direct or indirect financial interest in the proposed Plan, is asking shareholders of the Fund to approve a Distribution Plan (the "Rule 12b-1 Plan") for the Fund pursuant to Rule 12b-1 under the 1940 Act. The SEC has interpreted the 1940 Act as providing that the Fund may not finance, directly or indirectly, activities that are primarily intended to result in the sale of its own shares, unless a plan under Rule 12b-1 for that financing has been approved by the independent directors and the shareholders of the Fund. A copy of the proposed Rule 12b-1 Plan is attached to this Proxy Statement as Appendix B.

Proposed Rule 12b-1 Plan

     The proposed Rule 12b-1 Plan provides for payment of marketing expenses of up to 0.10% of net assets of the Fund. Payments to the Fund's distributor (the "Distributor"), in accordance with the Rule 12b-1 Plan would be made pursuant to a distribution agreement to be entered into by the Fund and the Distributor. Any payments made by the Distributor to other brokers or administrators with funds received as compensation under the Rule 12b-1 Plan would be made pursuant to sub-agreements entered into by the Distributor and each such broker or administrator. The Distributor would have the right to select, in its sole discretion, the brokers and administrators to participate in the Rule 12b-1 Plan and to terminate without cause and in its sole discretion any agreement entered into by the Distributor and a broker or administrator.

     The purpose of the Rule 12b-1 Plan is to attract additional shareholders into the Fund and thereby help increase the asset levels the Fund. This in turn helps to reduce the expense ratios of the Fund to the extent that such expense ratios are affected by costs that are not tied to asset levels. This is accomplished by attracting the interest of the broadest spectrum of financial intermediaries in marketing shares of the Fund to the public. A Rule 12b-1 Plan provides a method of reimbursing such firms for their marketing and distribution expenses, including selling commissions that they offer to their financial consultants.

Other Provisions of the Proposed Rule 12b-1 Plan

     All material amendments to the proposed Rule 12b-1 Plan must be approved by a vote of the Board and the independent directors, cast in person at a meeting called for the purpose of voting on such amendment. The Rule 12b-1 Plan may not be amended in order to materially increase the costs that the Fund may bear for distribution pursuant to the Rule 12b-1 Plan without being approved by the affirmative vote of a majority of the shareholders of the Fund. The proposed Rule 12b-1 Plan may be terminated at any time by: (a) a majority vote of the independent Directors; or (b) affirmative vote of the holders of (i) 67% of the Fund's voting securities, as defined in the 1940 Act, present and entitled to vote at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy at the Meeting or (ii) a majority of the Fund's outstanding voting securities, whichever is less.

Effectiveness of the Proposed Rule 12b-1 Plan

     If approved by shareholders, the Rule 12b-1 Plan will become effective on or about August 1, 2001, or as soon as practicable thereafter, and will remain in effect for a period of one year from its effective date. It may be continued thereafter if it is approved at least annually by a majority of the Fund's Board and a majority of the independent Directors, cast in person at a meeting called for the purpose of voting on the continuance of the Rule 12b-1 Plan.

Evaluating the Distributor

     For so long as the Rule 12b-1 Plan remains in effect, the Distributor must prepare and furnish to the Board on a quarterly basis, and the Board will review, a written report of the amounts expended under the Rule 12b-1 Plan and the purpose for which such expenditures were made. In addition, while the Rule 12b-1 Plan is in effect, the selection and nomination of independent Directors will be at the discretion of the independent Directors then in office.

Comparison of Fees

     The table below shows the actual operating expenses, as a percentage of average net assets of the Fund, incurred by the shares of the Fund during the fiscal year ended May 31, 2001, and the estimated pro forma expenses that would have been incurred if the Proposed Rule 12b-1 Plan, the Proposed Advisory Agreement and Expense Waiver and Reimbursement Agreement described in Proposal 2, and the recently added shareholder servicing plan were in effect during the year.

                         ANNUAL FUND OPERATING EXPENSES
                  (expenses that are deducted from Fund assets)

----------------------------------------------------------------------------
                                                   Fiscal Year Ended
                                                     May 31, 2001
----------------------------------------------------------------------------
                                               (Actual)         Annual
                                                            Estimated (Pro
                                                                Forma)

     Management Fees                            0.50%           0.50%

     Distribution or Service (12b-1) Fees       None            0.10%

     Other Expenses                             0.45%(1)        0.58%(2)
                                                --------       ---------

     Total Annual Fund Operating Expenses       0.95%           1.18%
                                               ========       =========

              Less Waivers and Reimbursements  -0.00%          -0.00%
                                               --------       ---------

     Net Annual Fund Operating Expenses         0.95%           1.18%
                                               ========       =========
----------------------------------------------------------- --------------------

(1) Other Expenses include: (a) custodian, transfer agency, and other customary Fund expenses not listed above which totaled 0.43% of average daily net assets for the fiscal year ended May 31, 2001; and (b) a shareholder servicing fee of 0.02% of average daily net assets. Under the Shareholder Servicing Plan, implemented in April 2001, the Fund can pay annual fees up to 0.15% of average daily net assets for services provided to shareholders.
(2) Other Expenses under the pro forma calculations reflect the maximum annual amount of 0.15% of average daily net assets that could be charged for shareholder servicing fees.

Example
     The following expense example illustrates the expenses on a $10,000 investment in the Fund assuming that the Proposed Advisory Agreement (with the separate Expense Waiver and Reimbursement Agreement) and the Rule 12b-1 is approved and that you invest for the time periods indicated and then redeem all of your shares at the end of each period. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------- -------- ---------- ---------- -----------
                           1 Year    3 Years    5 Years    10 Years
                           ------    -------    -------    --------
-------------------------- -------- ---------- ---------- -----------
Current Expenses             $97      $303       $525       $1,166

Pro Forma Expenses          $120      $375       $649       $1,432
-------------------------- -------- ---------- ---------- -----------


The Evaluation by the Board of Directors

     In determining to recommend the adoption of the Rule 12b-1 Plan, the independent Directors considered a variety of factors, including:

o    The nature of the circumstances making a Rule 12b-1 Plan appropriate;

o The nature and amount of expenditures, the relationship of the expenditures to the overall cost structure of a Fund, the nature of the anticipated benefits and the time it will take for the benefits to be achieved;

o The relationship between the Rule 12b-1 Plan and the activities of any person who finances or has financed distribution of the Fund's shares, including whether any payments by a Fund to such other person are made in such a manner as to constitute the indirect financing of the distribution by the Fund;

o The possible benefits of the plan to any other person relative to those expected to inure to the Fund;

o    The effect of the Rule 12b-1 Plan on existing shareholders; and

o Whether the Rule 12b-1 Plan will produce the anticipated benefits for the Funds and their shareholders.

     Based on its review and consideration of the factors listed above, in particular the minimal costs under the Distribution Plan compared to the expected benefits to the Fund from having more assets, the Board concluded that there is a reasonable likelihood that the proposed Distribution Plan will benefit the Fund and its shareholders.

     Approval of the Rule 12b-1 Plan requires the affirmative vote of the holders of (i) 67% of the Fund's voting securities, as defined in the 1940 Act, present and entitled to vote at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy at the Meeting or (ii) a majority of the Fund's outstanding voting securities, whichever is less.

  The Board of Directors of the Fund recommends that you vote FOR the approval of the Distribution Plan under Proposal 3.



                                   PROPOSAL 4
                THE APPROVAL OF CHANGES TO CERTAIN OF THE FUND'S
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Board is asking shareholders of the Fund to approve revisions to six of the Fund's fifteen fundamental investment restrictions. Fundamental investment restrictions are those investment policies that may not be changed without the approval of the shareholders. The Board believes that it is in shareholders' best interests to approve the suggested revisions to the fundamental policies to avoid costly shareholder proxies in the future requesting changes to the Fund's investment policies.

Current Listing of Fundamental Restrictions

     The Fund's fundamental investment restrictions appear in its Statement of Additional Information and are attached hereto as Appendix C. The following discussion contemplates each of the fundamental investment restrictions in numerical order as listed in Appendix C. The Board did not recommend any changes to Fundamental Investment Restrictions 1, 4, 6, 7, 8, 10, 11, 12 or 14.


Current Fundamental Restrictions 2 and 3
               2. The Fund may not...retain more than 10 percent of its assets in "Cash or Cash Equivalents" (as defined in the Fund's Bylaws and described in the prospectus under "Investment Objective Principal Investment Strategies and Primary Risks --Fundamental Investment Policies"), except that the proceeds of any newly issued shares of the Fund may remain in Cash or Cash Equivalents for up to 30 days after receipt.

               3. The Fund may  not...invest  in any assets  that are not either
               (a) "Cash or Cash Equivalents" or (b) "Eligible Equity Securities" (as those terms are defined in the Fund's Bylaws and described in the Fund's prospectus under "Investment Objective, Principal Investment Strategies, and Primary Risks").

     The Board of Directors recommends that Fundamental Investment Restrictions 2 and 3 be changed to non-fundamental investment restrictions. Non-fundamental restrictions are those restrictions that may be changed by the Board of Directors without shareholder approval. The Board of Directors believes that this flexibility will save the Fund the costs of expensive proxy solicitations seeking shareholder votes to change policies such as the type of investment vehicle in which the Fund can temporarily hold cash.

     Fundamental Restriction 3 proscribes the Fund from investing in any investment other than "Eligible Equity Securities" as defined in the Fund's prospectus. Although the Fund has no intention of investing in any security other than those described in the prospectus, the Adviser believes that investment opportunities may come and go during the time it takes to organize a shareholder meeting requesting a change to the definition of "Eligible Equity Securities." The Board of Directors is recommending that the Fund's investments in Eligible Equity Securities become a non-fundamental policy, which would require the Adviser to obtain the Board's approval (but not shareholder approval) before investing in any other security not described in the Prospectus. It is possible that investments in securities other than the "Eligible Equity Securities" could expose shareholders to increased risks. The Fund would notify shareholders 30 days ahead of any change to its non-fundamental investment policies.

     While changing Fundamental Investment Restrictions 2 and 3 to non-fundamental investment restrictions, the Board of Directors also believes that it would be in the best interest of the shareholders to change Fundamental Investment Restriction 2 to (1) increase the Fund's limitation of investments in cash and cash equivalents from 10% of Fund assets to 25% of Fund assets and (2) to broaden the definition of "Cash and Cash Equivalents." The purpose of these changes is to allow the Fund to invest more of its assets in different types of cash vehicles when the Adviser determines such investments are more advisable.

     Currently, the Bylaws and the Prospectus define "Cash or Cash Equivalents" as follows:

o    cash held by the Fund's custodian, Firstar Bank, N.A.

o    FDIC-insured bank deposits

o    United States Treasury bills with a maturity of less than 90 days

o commercial paper with a maturity of less than 30 days and is rated A-1 by Standard and Poor's Corporation or Prime-1 by Moody's Investor Services, Inc. and

o demand notes of companies whose commercial paper receives the same ratings listed above by Moody's or S & P.

     The Board of Directors is proposing that the definition of "Cash or Cash Equivalents" be revised to read:

The term "Cash or Cash Equivalents" includes, but is not limited, to:

o    cash held by the Fund's custodian, Firstar Bank, N.A.

o    FDIC-insured bank deposits

o    United States Treasury bills

o commercial paper rated A-1 by Standard and Poor's Corporation or Prime-1 by Moody's Investor Services, Inc.;

o demand notes of companies whose commercial paper receives the same ratings listed above by Moody's or S & P; and

o    institutional grade paper maturing at 13 months or less.


Current Fundamental Restriction 5
               5. The Fund may not...borrow money to invest in securities or for any other purpose, except that the investment adviser may advance funds to the Fund to pay organizational expenses and certain other expenses of the Fund, as disclosed in the prospectus.

     The Board of Directors recommends that Fundamental Investment Restriction 5 be revised to delete any reference to organizational expenses because the Fund is now nearly 10 years old and "organizational" expenses are no longer applicable.

     The 1940 Act allows the Fund to borrow money if, immediately after any such borrowing, the value of the Fund's assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund's liabilities will not include amounts borrowed).

     If the recommended change to Fundamental Investment Restriction 5 is approved, the Fund may borrow from banks to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

     The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of the Fund's agreement with their lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

     Although the Fund has no intention of borrowing any money, the Board of Directors believes that in the extreme instance that the Fund might need to borrow money, it should be allowed to do so as permitted under the 1940 Act without seeking shareholder approval.

     Therefore, Fundamental Investment Restriction 5 would be changed to read as follows:

                    The Fund may not...borrow money, except as permitted under the 1940 Act.



Current Fundamental Restriction 9
                    9. The Fund may not...make loans to any person or entity, except that the Fund may, consistent with its investment objectives and policies, invest in: (a) publicly traded debt securities that qualify as Eligible Equity Securities; (b) commercial paper of less than 30 days' maturity that is rated P-1 by Moody's Investment Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); and (c) demand notes that are issued by corporations whose commercial paper receives such ratings, even though the investment in such obligations may be deemed to be the making of loans.

     The Board of Directors recommends that Fundamental Investment Restriction 9 be changed in accordance with its recommended changes to Fundamental Investment Restrictions 2 and 3 (i.e., to broaden the definition of "Cash and Cash Equivalent"). To avoid inconsistencies, the Board recommends that Fundamental Investment Restriction 9 be revised to generally prohibit the Fund from making loans, but allow the Fund to still invest in publicly traded debt securities, commercial paper, and demand notes in accordance with its investment objectives and policies (including non-fundamental policies) even though such investments may be deemed to be the making of loans. This change to the restriction could possibly allow the Fund to invest in debt securities, commercial paper and demand notes that have lower ratings than P-1 by Moody's or A-1 by S&P, and such investments could expose shareholders to increased risks. However, the Fund has no intention of investing in any security that is inconsistent with its investment objectives and policies (including non-fundamental policies). As stated above, the Fund would still include highly rated securities in its non-fundamental definition of Cash and Cash Equivalents (i.e., commercial paper rated A-1 by Standard and Poor's Corporation or Prime-1 by Moody's Investor Services, Inc. and demand notes of companies whose commercial paper receives the same ratings listed above by Moody's or S & P).

     Therefore, Fundamental Investment Restriction 9 would be changed to read as follows:

                    The Fund may not...make loans to any person or entity, except that the Fund may, consistent with its investment objectives and policies, invest in: (a) publicly traded debt securities, (b) commercial paper, and (c) demand notes, even though the investment in such obligations may be deemed to be the making of loans.


Current Fundamental Restriction Number 13
                    Invest in securities of other investment companies.

     The Board of Directors recommends that Fundamental Investment Restriction 13 be changed in accordance with its recommended changes to Fundamental Investment Restrictions 2 and 3 (i.e., to broaden the definition of "Cash and Cash Equivalent" and to change the requirements of "Cash and Cash Equivalent" and "Eligible Equity Securities" to non-fundamental investment restrictions). To allow the Adviser with the flexibility it needs to make appropriate investment decisions, the Board of Directors acknowledged that there is a possibility that one of the "Cash or Cash Equivalents" that the Fund may choose to use as an investment vehicle is money market funds. Money market funds are investment companies as defined under the 1940 Act and according to the current Fundamental Investment Restriction 13, the Fund would be prohibited from using that type of investment vehicle to temporarily invest its cash. The Fund could also decide that investing in other investment companies could provide the Fund with an efficient means of carrying out its investment policies and so may choose to invest in other investment companies besides money market funds.

     Section 12(d)(1) under the 1940 Act outlines the requirements and guidelines of investing in other mutual funds. Generally, the Fund would not be permitted to own more than 3% of the total outstanding voting stock of the acquired investment company; the securities the Fund purchased of any one investment company could not total more than 5% of the Fund's total assets; and the securities the Fund purchased of all other investment companies could not total more than 10% of the Fund's total assets.

     A disadvantage to investing in other investment companies is that they also carry certain expenses such as management fees. As a result, any investment by a Fund in shares of other investment companies may duplicate shareholder expenses. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareholders. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

     Although the Fund has no current intention of investing in other investment companies, the Board of Directors believes that in the rare instance that the Fund might choose to do so, it should be allowed to do so as permitted under the 1940 Act without seeking shareholder approval.

     Therefore, Fundamental Investment Restriction 13 would be changed to read as follows:

                    The Fund may not...invest in securities of other investment companies, except as permitted under the 1940 Act.

Current Fundamental Restriction 15
                    15. The Fund may not...change the investment policies set forth in the Fund's then current prospectus and Statement of Additional Information, unless at least 30 days' prior written notice is provided to each shareholder describing each policy change and the reasons for the change. However, the restrictions set forth in paragraphs 1 through 14 above may only be changed with shareholder approval.

     The Board of Directors recommends that Fundamental Investment Restriction 15 be changed to reflect the recommended changes of the preceding paragraphs. Specifically, the Board recommends that the last sentence be stricken as the preceding paragraphs are fundamental restrictions and as such can only be changed with shareholder approval. Furthermore, the preceding paragraphs will be renumbered with the changes recommended.

     Therefore, Fundamental Investment Restriction 15 would be changed to read as follows:

                    The Fund may not...change the investment policies set forth in the Fund's then current prospectus and Statement of Additional Information, unless at least 30 days' prior written notice is provided to each shareholder describing each policy change and the reasons for the change.

New Listing of Fundamental Restrictions

     If  the  above   recommendations  are  approved,   the  Fund's  listing  of
Fundamental Investment Restrictions will read in full as set forth in Appendix D hereto, and will also appear in the Fund's Statement of Additional Information.


The Evaluation by the Board of Directors

     In determining to recommend revisions to certain of the Fund's fundamental investment restrictions, the Board of Directors considered a variety of factors, including:

o    the Adviser's management expertise;

o    the Fund's investment performance and fluctuating market conditions;

o potential cost savings in avoiding expensive future shareholder meetings for inconsequential changes to the Fund's investment policies

o    the absence of other temporary defensive measures used by the Fund; and

o    the provisions and guidance of the 1940 Act.

     Based upon its review and consideration of these factors, the Board of Directors of the Fund concluded that the proposed changes to certain of the Fund's fundamental investment restrictions are in the best interests of the Fund and its shareholders. If approved by shareholders, the proposed changes to the fundamental investment restrictions will become effective on or about August 1, 2001, or as soon as practicable thereafter.

     Approval of the proposed increase to the investment limitation in cash and cash equivalents from 10% of Fund assets to 25% of Fund assets requires the affirmative vote of the holders of (i) 67% of the Fund's voting securities, as defined in the 1940 Act, present and entitled to vote at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy at the Meeting or (ii) a majority of the Fund's outstanding voting securities, whichever is less.

         The Board of Directors of the Fund recommends that you vote FOR approval of each of the revisions to the Fund's
              fundamental investment restrictions under Proposal 4.



                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be presented at the Meeting other than those set forth in this Proxy Statement. If, however, any other business should properly come before the Meeting, the persons named on the accompanying proxy card will vote on such matters in accordance with their best judgment.



Part 3 - More on Proxy Voting:

Record Date

     Only shareholders of record of the Fund at the close of business on the Record Date, June 15, 2001, are entitled to receive notice of the Meeting and may vote at the Meeting. As of the close of business on June 15, 2001, 2,173,229.068 shares of Common Stock, par value $.001 per share, of the Fund were issued and outstanding. Each share is entitled to one vote at the Meeting and each fractional share is entitled to a fractional vote. To the knowledge of the Fund, no person is the beneficial owner of more than 5% of the Fund's outstanding shares, except as follows:

---------------------------------------------- --------------------------- -------------------------------------------
Fund Name and                                  No. of Shares Owned         Percent of Outstanding Shares Owned
Shareholder Name and Address
---------------------------------------------- --------------------------- -------------------------------------------
Donaldson Lufkin & Jenrette                          1,149,591.322                           52.90%
Pershing Division
Attn: Wing Lian
Mutual Fund Trading Manager
P.O. Box 2052
Jersey City, NJ  07303-2052

---------------------------------------------- --------------------------- -------------------------------------------
Charles Schwab & Co., Inc.                            196,238.736                            9.03%
Reinvest Account
Special Custody Account for the Benefit of
Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122
---------------------------------------------- --------------------------- -------------------------------------------

Quorum

     Under the Fund's Bylaws, a quorum of shares will be present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy. All proxies that are duly signed by a shareholder will be counted towards establishing a quorum, regardless of whether the shareholder has instructed the proxy as to how to vote, including proxies returned by brokers for shares held by brokers as to which no voting instructions are indicated ("Broker non-votes"). Broker non-votes and abstentions will have the effect of a "No" vote on any particular proposal being presented.

     If a quorum is not present at the Meeting for the Fund, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.


                   If you do not expect to attend the Meeting,
            please sign your Proxy Card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay.
                            No postage is necessary.


PART 4 - ADDITIONAL INFORMATION

Submission of Certain Shareholder Proposals

     The Fund is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Gary W. Hibler, Secretary of the Fund, c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

     Please advise the Fund, in care of Gary W. Hibler, Secretary of the Fund, c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual and/or Semi-Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.


Your vote is important. Whether or not you intend to attend the Meeting, please fill in, date, sign and promptly return the enclosed proxy card in the postage paid return envelope provided in order to avoid the additional expense of further proxy solicitation and to ensure that a quorum will be present at the meeting. Your proxy is revocable at any time before its use. You may also vote by phone by calling 1-800-690-6903.



                                           By Order of the Board of Directors,

                                           Gary W. Hibler, Secretary
June 22, 2001


                                                                     APPENDIX A


                          INVESTMENT ADVISORY AGREEMENT

                               AMENDED & RESTATED
                    INVESTMENT ADVISORY AND SERVICE CONTRACT

                                     between

                           THE JENSEN PORTFOLIO, INC.

                                       and

                       JENSEN INVESTMENT MANAGEMENT, INC.

     This Agreement is entered into, effective August 1, 2001, as an amended and restated Investment Advisory and Service Contract of the Restated Investment
Advisory and Service Contract previously dated July 13, 1993, which was previously dated July 31, 1992, by and between THE JENSEN PORTFOLIO, INC., an Oregon corporation (the "Fund"), and JENSEN INVESTMENT MANAGEMENT, INC., an Oregon corporation (the "Adviser").

     In consideration of the mutual covenants contained in this Agreement, it is hereby agreed as follows:

     1. The Fund hereby employs the Adviser to act as its investment adviser and, as such, to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objectives, policies and limitations, and to administer the Fund's affairs to the extent requested by the Fund, subject to the supervision of the Board of Directors of the Fund, for the period and upon the terms set forth in this Agreement. Investment of funds shall be subject to all applicable restrictions of the Articles of Incorporation and Bylaws of the Fund as may, from time to time, be in force and all applicable provisions of the Investment Company Act of 1940, or any successor statute, as amended from time to time (the "1940 Act").

     The Adviser agrees to: (a) furnish the investment advisory services specified above; (b) furnish, for the use of the Fund, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and (c) permit any of its officers and employees to serve, without compensation, as directors or officers of the Fund if elected to such positions. The Adviser shall pay the salaries and fees, if any, of all officers of the Fund and of all directors of the Fund who are "interested persons" (as defined in the 1940 Act) of the Fund or of the Adviser and of all personnel of the Fund or Adviser performing services relating to research, statistical and investment activities.

     The Adviser shall, on behalf of the Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and shareholder servicing agent). All books and records so maintained shall be the property of the Fund and, upon request, the Adviser shall surrender to the Fund any of such books and records requested.

     The investment policies and all other actions of the Fund are, and shall at all times be, subject to the control and direction of the Board of Directors of the Fund. In acting under this Agreement, the Adviser shall be an independent contractor and shall not be an agent of the Fund.

     With respect to services performed in connection with the purchase and sale of portfolio securities on behalf of the Fund, the Adviser may place transaction orders for the Fund's account with brokers or dealers selected by the Adviser. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser has determined in good faith that the net price to the Fund of such transaction was reasonable in relation to the net price for comparable transactions engaged in by similarly situated investors.

     2. For the services and facilities to be furnished, the Fund shall pay to the Adviser monthly compensation equal to an annual rate of 0.50 percent of the Fund's average daily net assets. The daily net asset value of the Fund shall be computed in the manner and at the times set forth in the Fund's Articles of Incorporation. On any day that the Fund's net asset value is not calculated, the net asset value for such day shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purposes of the foregoing computations. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily, and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365th of the annual rate to the Fund's net asset value each day determined as of the close of business on that day.

     For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

     The services of the Adviser under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others, including other investment companies, so long as its services under this Agreement are not impaired by the delivery of such services.

     3. The Fund shall pay all of its expenses other than those expressly stated to be payable by the Adviser. The expenses payable by the Fund shall include, without limitation: (a) interest and taxes; (b) brokerage fees and commissions and other costs in connection with the purchase or sale of portfolio securities;
(c) fees and expenses of its directors other than those who are "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser; (d) legal and audit expenses; (e) transfer agent expenses and expenses for servicing shareholder accounts; (f) expenses of computing the net asset value of the shares of the Fund and the amount of its dividends; (g) custodian fees and expenses; (h) administrative fees and expenses; (i) fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws; (j) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund; (k) the cost of issuing share certificates, if certificates are issued; (l) expenses for reports, membership dues and other dues in the Investment Company Institute or any similar trade organization; (m) expenses of preparing and typesetting prospectuses; (n) expenses of printing and mailing prospectuses sent to existing shareholders; (o) such nonrecurring expenses as may arise, including expenses incurred in actions, suits or proceedings to which the Fund is a party and the legal obligation that the Fund may have to indemnify its officers and directors in respect thereto; (p) the organizational costs of the Fund and other Fund expenses that are capitalized; (q) insurance premiums; (r) expenses of maintaining the Fund's corporate existence, providing investor services and corporate reports, and holding corporate meetings; and (s) such other expenses as the directors of the Fund may, from time to time, determine to be properly payable by the Fund.

     The Adviser may, but has no obligation to, pay any or all of the expenses of the Fund that are payable by the Fund. In such event, the Fund shall promptly reimburse the Adviser for all such expenses so paid by the Adviser. With respect to organizational expenses of the Fund paid or advanced by the Adviser, the Fund shall reimburse the Adviser such amounts in equal monthly payments over 60 months beginning on the date the registration statement filed by the Fund with the Securities and Exchange Commission was first declared effective; provided, however, that all such organizational expenses then remaining unreimbursed shall be reimbursed in full at the end of the first month in which the Fund's average daily net assets exceed $50,000,000.

     4. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under this Agreement or for any losses that may be sustained by the Fund or its shareholders in the purchase, holding or sale of any security.

     5. Subject to all applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Adviser as officers, directors, agents, shareholders or otherwise and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund as officers, directors, agents, shareholders or otherwise.

     6. The Adviser shall have the right to grant the use of a name similar to the Fund's name to another investment company or business enterprise without the approval of the Fund's shareholders and shall have the right to withdraw from the Fund the use of the Fund's name. However, the Adviser may not withdraw from the Fund the use of the Fund's name without submitting to the Fund's shareholders the question of whether the shareholders wish the Fund to continue this Agreement.

     7. This Amended and Restated Agreement became effective on August 1, 2001 and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act.

     This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without payment of any penalty by the Fund or by the Adviser on 60 days' written notice to the other party. The Fund may effect termination by action of its Board of Directors or by vote of a majority of the outstanding shares of the common stock of the Fund (as defined in the 1940 Act), accompanied by the appropriate notice. In the event of the death or disability of any of the principal officers of the Adviser, or if, for any other reason, there is a material change in the management or ownership of the Adviser, the Board of Directors of the Fund shall be required to meet as soon as practicable after such event to consider whether another investment adviser should be selected for the Fund. If the Fund's Board determines, at such meeting, that this Agreement should be terminated, this Agreement may be terminated without the payment of any penalty and without any required prior notice; provided, however, that any change in the ownership of the Adviser that constitutes an assignment (within the meaning of the 1940 Act) shall require the automatic termination of this Agreement.

     This Agreement may be terminated at any time by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of common stock of the Fund, and such termination shall be without the payment of any penalty and without any required prior notice, if it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action that results in a breach of the covenants of the Adviser set forth in this Agreement. In addition, the Adviser agrees to inform the Board of Directors of the Fund if the Adviser learns that it or any of its officers or directors has taken any action that results in a breach of the Adviser's covenants set forth in this Agreement. The Board of Directors of the Fund shall meet as soon as practicable after it receives such notification to consider whether another investment adviser should be selected for the Fund. If the Fund's Board determines, at such meeting, that this Agreement should be terminated, this Agreement may be terminated without the payment of any penalty and without any required prior notice.

     Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

     8. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not thereby be affected.

     9. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     10. If any action or suit is instituted to enforce or interpret this Agreement, the prevailing party shall be entitled to recover from the other party, in addition to all other rights and remedies, the prevailing party's reasonable attorney fees at trial and on appeal.

     IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed as of the date first written above.

THE JENSEN PORTFOLIO, INC.                    JENSEN INVESTMENT MANAGEMENT, INC.




By ____________________________________       By _____________________________
         President                                     President


                                                                  APPENDIX B


                                DISTRIBUTION PLAN
                                (Rule 12b-1 Plan)
                           THE JENSEN PORTFOLIO, INC.


                                DISTRIBUTION PLAN
                                  (12b-1 Plan)

     The following Distribution Plan (the "Plan") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), by the Jensen Portfolio, Inc. (the "Fund"), an Oregon corporation. The Plan has been approved by a majority of the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any Rule 12b-1 Agreement (as defined below) (the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting on such Plan.

     In approving the Plan, the Board of Directors determined that adoption of the Plan would be prudent and in the best interests of the Fund and its shareholders. Such approval by the Board of Directors included a determination, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

     The provisions of the Plan are as follows:

1.   PAYMENTS BY THE FUND TO PROMOTE THE SALE OF FUND SHARES

     The Fund will pay Quasar Distributors, LLC (the "Distributor"), as a principal underwriter of the Fund's shares, and/or any Recipient (as defined below) a distribution fee of up to 0.10% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. The Fund or Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement (the "Rule 12b-1 Agreement"), a form of which is attached hereto as Appendix A with respect to the Fund. Payment of these fees shall be made monthly promptly following the close of the month. If the Distributor and/or any Recipient is due more monies for its services rendered than are immediately payable because of the expense limitation under Section 1 of this Plan, the unpaid amount shall be carried forward from period to period while the Plan is in effect until such time as it is paid. The Distributor and/or any Recipient shall not, however, be entitled to charge the Fund(s) any interest, carrying or finance fees in connection with such carried forward amounts.

2.   RULE 12B-1 AGREEMENTS

     (a) No Rule 12b-1 Agreement shall be entered into with respect to the Fund and no payments shall be made pursuant to any Rule 12b-1 Agreement, unless such Rule 12b-1 Agreement is in writing and the form of which has first been delivered to and approved by a vote of a majority of the Fund's Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement. The form of Rule 12b-1 Agreement relating to the Fund attached hereto as Appendix A has been approved by the Fund's Board of Directors as specified above.

     (b) Any Rule 12b-1 Agreement shall describe the services to be performed by the Recipient and shall specify the amount of, or the method for determining, the compensation to the Recipient.

     (c) No Rule 12b-1 Agreement may be entered into unless it provides (i) that it may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the shareholders of such Fund, or by vote of a majority of the Disinterested Directors, on not more than 60 days' written notice to the other party to the Rule 12b-1 Agreement, and (ii) that it shall automatically terminate in the event of its assignment.

     (d) Any Rule 12b-1 Agreement shall continue in effect for a period of more than one year from the date of its execution only if such continuance is specifically approved at least annually by a vote of a majority of the Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement.

3.   QUARTERLY REPORTS

     The Distributor shall provide to the Board of Directors, and the Directors shall review at least quarterly, a written report of all amounts expended pursuant to the Plan. This report shall include the identity of the Recipient of each payment and the purpose for which the amounts were expended and such other information as the Board of Directors may reasonably request.

4.   EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective on August 1, 2001 or as determined by the Board of Directors immediately upon approval by the vote of a majority of the Board of Directors, the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the approval of the Plan, and by vote of a majority of the shareholders of the Fund. The Plan shall continue in effect with respect to the Fund for a period of one year from its effective date unless terminated pursuant to its terms. Thereafter, the Plan shall continue with respect to the Fund from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plan, or any Rule 12b-1 Agreement, may be terminated with respect to the Fund at any time, without penalty, on not more than sixty (60) days' written notice by a majority vote of shareholders of such Fund, or by vote of a majority of the Disinterested Directors.

5.   SELECTION OF DISINTERESTED DIRECTORS

     During the period in which the Plan is effective, the selection and nomination of those Directors who are Disinterested Directors of the Fund shall be committed to the discretion of the Disinterested Directors.

6.   AMENDMENTS

     All material amendments of the Plan shall be in writing and shall be approved by a vote of a majority of the Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such amendment. In addition, the Plan may not be amended to increase materially the amount to be expended by the Fund hereunder without the approval by a majority vote of shareholders of the Fund affected thereby.

7.   RECORDKEEPING

     The Fund shall preserve copies of the Plan, any Rule 12b-1 Agreement and all reports made pursuant to Section 3 for a period of not less than six years from the date of this Plan, any such Rule 12b-1 Agreement or such reports, as the case may be, the first two years in an easily accessible place.


                                   Appendix A

                          Rule 12b-1 Related Agreement

Quasar Distributors, LLC
615 East Michigan Street
Suite 200
Milwaukee, WI 53202


[DATE]


[Recipient's Name and Address]


Ladies and Gentlemen:

     This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to a Distribution Plan (the "Plan") adopted by The Jensen Portfolio, Inc. (the "Fund") pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended (the "Act"). The Plan and this related agreement (the "Rule 12b-1 Agreement") have been approved by a majority of the Board of Directors of the Fund, including a majority of the Board of Directors who are not "interested persons" of the Fund, as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or in this or any other Rule 12b-1 Agreement (the "Disinterested
Directors"), cast in person at a meeting called for the purpose of voting thereon. Such approval included a determination by the Board of Directors that, in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund's shareholders.

     1. To the extent you provide distribution and marketing services in the promotion of the Fund's shares and/or services to Fund shareholders, including furnishing services and assistance to your customers who invest in and own shares, including, but not limited to, answering routine inquiries regarding the Fund and assisting in changing account designations and addresses, we shall pay you a fee as described on Schedule A. We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

     You agree that all activities conducted under this Rule 12b-1 Agreement will be conducted in accordance with the Plan, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933 and any applicable rules of the National Association of Securities Dealers, Inc.

     2. At the end of each month, you shall furnish us with a written report or invoice detailing all amounts payable to you pursuant to this Rule 12b-1 Agreement and the purpose for which such amounts were expended. In addition, you shall furnish us with such other information as shall reasonably be requested by the Board of Directors, on behalf of the Fund, with respect to the fees paid to you pursuant to this Rule 12b-1 Agreement.

     3. We shall furnish to the Board of Directors, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us and the purposes for which such expenditures were made.

     4. This Rule 12b-1 Agreement may be terminated by the vote of (a) a majority of shareholders, or (b) a majority of the Disinterested Directors, on 60 days' written notice, without payment of any penalty. In addition, this Rule 12b-1 Agreement will be terminated by any act which terminates the Plan or the Distribution Agreement between the Fund and us and shall terminate immediately in the event of its assignment. This Rule 12b-1 Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer's accounts following your receipt of such notice.

     5. This Rule 12b-1 Agreement shall become effective on the date accepted by you and shall continue in full force and effect so long as the continuance of the Plan and this Rule 12b-1 Agreement are approved at least annually by a vote of the Board of Directors of the Fund and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting thereon. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or faxed to you at the address specified by you below.


Quasar Distributors, LLC                      Accepted:
on behalf of The Jensen Portfolio, Inc.

                                              (Dealer or Service Provider Name)
By:
James Schoenike, President
                                              (Street Address)


                                              (City)(State)(ZIP)


                                              (Telephone No.)


                                              (Facsimile No.)


                                              By:
                                              (Name and Title)



                                   Schedule A
                                     to the
                          Rule 12b-1 Related Agreement

     For all services rendered pursuant to the Rule 12b-1 Agreement, we shall pay you a fee calculated as follows:


Fee of ___% [which shall not exceed ___%] of the average daily net assets of the Fund (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Fund or its agent, designate your firm as the customer's dealer or service provider of record.

We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund's current prospectus, and pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Plan.


                                                                     APPENDIX C


                       FUNDAMENTAL INVESTMENT RESTRICTIONS
      (as listed in the Fund's Current Statement of Additional Information
                            dated September 22, 2000)


     The Fund may not:

1. At the close of any fiscal quarter, have less than 50 percent of its total assets represented by (i) cash and cash equivalents permitted by Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"), and government securities and (ii) other securities limited, in respect of any one issuer, to an amount not greater in value than 5 percent of the value of the total assets of the Fund and to not more than 10 percent of the outstanding voting securities of such issuer.

     Compliance with the Fund's policy limiting to 5% the amount of assets that may be invested in any one issuer is measured at the close of each fiscal quarter. The percentage of Fund assets in any one issuer could amount to more than 5% due to market appreciation of the Fund's investment. Changes to valuations between measurement dates will not necessarily affect compliance with this policy. The Fund's investment in any one issuer will not, however, exceed 25 percent of the value of the Fund's total assets at the close of any fiscal quarter.

2. Retain more than 10 percent of its assets in "Cash or Cash Equivalents" (as defined in the Fund's Bylaws and described in the prospectus under "Investment Objective Principal Investment Strategies and Primary Risks --Fundamental Investment Policies"), except that the proceeds of any newly issued shares of the Fund may remain in Cash or Cash Equivalents for up to 30 days after receipt.

3.   Invest in any assets that are not either (a) "Cash or Cash  Equivalents" or
     (b) "Eligible Equity Securities" (as those terms are defined in the Fund's Bylaws and described in the Fund's prospectus under "Investment Objective, Principal Investment Strategies, and Primary Risks").

4. Retain 25 percent or more of the Fund's total assets in any one industry. (The Fund generally will use the industry classifications provided by Value Line in determining an issuer's industry. However, when a Value Line classification is not available for an issuer, the Fund will use the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission, published by the Securities and Exchange Commission (the "SEC"), to determine the appropriate industry for that issuer.)

5. Borrow money to invest in securities or for any other purpose, except that the investment adviser may advance funds to the Fund to pay organizational expenses and certain other expenses of the Fund, as disclosed in the prospectus.

6. Purchase securities on margin, except such short-term credits as are standard in the industry for the clearance of transactions.

7.   Make short sales of securities or maintain a short position.

8.   Lend portfolio securities.

9. Make loans to any person or entity, except that the Fund may, consistent with its investment objectives and policies, invest in: (a) publicly traded debt securities that qualify as Eligible Equity Securities; (b) commercial paper of less than 30 days' maturity that is rated P-1 by Moody's Investment Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S & P"); and (c) demand notes that are issued by corporations whose commercial paper receives such ratings, even though the investment in such obligations may be deemed to be the making of loans. See "Investment Strategies and Risks--Commercial Paper Ratings" in this Statement of Additional Information.

10. Invest in, or engage in transactions involving, real estate or real estate mortgage loans; commodities or commodities contracts, including futures contracts; oil, gas or other mineral exploration or development programs, or option contracts.

11.  Invest in any security that would expose the Fund to unlimited liability.

12. Underwrite the securities of other issuers, or invest in restricted or illiquid securities.

13.  Invest in securities of other investment companies.

14.  Issue any senior securities.

15. Change the investment policies set forth in the Fund's then current prospectus and Statement of Additional Information, unless at least 30 days' prior written notice is provided to each shareholder describing each policy change and the reasons for the change. However, the restrictions set forth in paragraphs 1 through 14 above may only be changed with shareholder approval.


                                                                      APPENDIX D


                         PROPOSED LISTING OF FUNDAMENTAL
                INVESTMENT RESTRICTIONS (to appear in the Fund's next updated Statement of Additional Information)

1. At the close of any fiscal quarter, have less than 50 percent of its total assets represented by (i) cash and cash equivalents permitted by Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"), and government securities and (ii) other securities limited, in respect of any one issuer, to an amount not greater in value than 5 percent of the value of the total assets of the Fund and to not more than 10 percent of the outstanding voting securities of such issuer.

     Compliance with the Fund's policy limiting to 5% the amount of assets that may be invested in any one issuer is measured at the close of each fiscal quarter. The percentage of Fund assets in any one issuer could amount to more than 5% due to market appreciation of the Fund's investment. Changes to valuations between measurement dates will not necessarily affect compliance with this policy. The Fund's investment in any one issuer will not, however, exceed 25 percent of the value of the Fund's total assets at the close of any fiscal quarter.

2. Retain 25 percent or more of the Fund's total assets in any one industry. (The Fund generally will use the industry classifications provided by Value Line in determining an issuer's industry. However, when a Value Line classification is not available for an issuer, the Fund will use the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission, published by the Securities and Exchange Commission (the "SEC"), to determine the appropriate industry for that issuer.)

3.   Borrow money, except as permitted under the 1940 Act.

4. Purchase securities on margin, except such short-term credits as are standard in the industry for the clearance of transactions.

5.   Make short sales of securities or maintain a short position.

6.   Lend portfolio securities.

7. Make loans to any person or entity, except that the Fund may, consistent with its investment objectives and policies, invest in: (a) publicly traded debt securities, (b) commercial paper, and (c) demand notes, even though the investment in such obligations may be deemed to be the making of loans.

8. Invest in, or engage in transactions involving, real estate or real estate mortgage loans; commodities or commodities contracts, including futures contracts; oil, gas or other mineral exploration or development programs, or option contracts.

9.   Invest in any security that would expose the Fund to unlimited liability.

10. Underwrite the securities of other issuers, or invest in restricted or illiquid securities.

11. Invest in securities of other investment companies, except as permitted under the 1940 Act.

12.  Issue any senior securities.

13. Change the investment policies set forth in the Fund's then current prospectus and Statement of Additional Information, unless at least 30 days' prior written notice is provided to each shareholder describing each policy change and the reasons for the change.


                           The Jensen Portfolio, Inc.
                               2130 Pacwest Center
                              1211 SW Fifth Avenue
                             Portland, OR 97204-3721

                                   PROXY CARD

Thursday, July 26, 2001, at
3:00 p.m., Pacific Time.

                           VOTE THIS PROXY CARD TODAY!
                   OR VOTE BY TELEPHONE - CALL 1-800-690-6903

           REMINDER: If you vote by telephone, DO NOT mail this card.

This proxy is solicited by the Board of Directors of The Jensen Portfolio, Inc. (the "Fund"). The undersigned holder of shares of the Fund hereby appoints Gary
W. Hibler and Robert F. Zagunis, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the Multnomah Athletic Club, 1849 SW Salmon Street, Portland, Oregon 97207-0390 at the date and time indicated above and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR all of the items. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said attorneys or proxies hereunder. The undersigned hereby revokes any proxy previously given.

                              FOLD AND DETACH HERE



         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
--------------------------------------------------------------------------------
                 THIS PROXY IS VALID ONLY WHEN SIGNED AND DATED.

PROPOSAL 1
To elect Directors to hold office until the next Annual Meeting.

01) Norman W. Achen                      03) Robert E. Harold                   05) Val E. Jensen
(Independent Director)                   (Independent Director)                 (Interested Director)

02) Roger A. Cooke                       04) Gary W. Hibler                     06) Robert F. Zagunis
(Independent Director)                   (Interested Director)                  (Interested Director)

                FOR ALL                               AGAINST ALL                          FOR ALL EXCEPT
                  |_|                                     |_|                                    |_|

To withhold authority to vote, mark "For All Except" and write the Nominee's number on the line below:

-----------------------------------

PROPOSAL 2
To approve a revised Investment Advisory Agreement between the Fund and Jensen Investment Management, Inc.
                  FOR                                   AGAINST                                ABSTAIN
                  |_|                                     |_|                                    |_|


PROPOSAL 3
To approve a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.
                  FOR                                   AGAINST                                ABSTAIN
                  |_|                                     |_|                                    |_|


PROPOSAL 4
To approve revisions to six fundamental investment restrictions.

01) Make Restriction #2 regarding        03) Make Restriction #5 regarding      05) Make Restriction #9 regarding
amount and type of Cash and Cash         borrowing money prohibited except as   investing in other investment
Equivalents a Non-Fundamental            permitted under the 1940 Act.          companies prohibited except as
Investment Restriction.                                                         permitted under the 1940 Act.

02) Make Restriction #3 regarding        04) Revise Restriction #9 regarding    06) Make Restriction #15 consistent
investments in only Cash and Cash        making loans to permit commercial      with above-mentioned changes by
Equivalents and Eligible Equity          paper, demand notes and publicly       removing last sentence.
Securities a Non-Fundamental             traded debt securities.
Investment Restriction.

                FOR ALL                               AGAINST ALL                          FOR ALL EXCEPT
                  |_|                                     |_|                                    |_|

To withhold authority to vote, mark "For All Except" and write the restriction change number on the line below:

-----------------------------------



                          PLEASE SIGN IN THE BOX BELOW

Please sign exactly as your name appears on this Proxy. If Joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give title.

X______________________________________________
Signature (PLEASE SIGN WITHIN BOX) (Date)


X______________________________________________
Signature (JOINT OWNERS) (Date)